                            FOURTH AMENDMENT TO LEASE

     This Fourth Amendment to Lease ("Amendment") is made and entered into as of August 7, 1997 by and between MARINA WESTSHORE PARTNERS, LLC a California limited liability company ("Landlord") and QUICKRESPONSE SERVICES, INC., a California corporation ("Tenant").

                                    RECITALS

     A. Landlord's predecessor in interest and Tenant's predecessor in interest entered into that certain lease captioned "Marina Bay Business Park Phase I Office Lease" dated April 27, 1990, which lease has been amended by that certain First Amendment of Lease dated July 1, 1992, that certain Second Amendment to Lease dated August 20, 1993 and that certain Third Amendment to Lease dated as of October 8, 1993 (the "Lease").

     B. Pursuant to the above-referenced Third Amendment to Lease, the Lease was bifurcated and now consists of two separate leases, one lease pertaining to Building C to which Tenant is not a party, and the second lease pertaining to Buildings A and B, which are the premises leased by Tenant from Landlord.

     C. Landlord and Tenant have discussed an extension of the term of the Lease and an adjustment in the rental rates in conjunction with such extension, and have reached agreement on modifications to the Lease, as set forth below.

     NOW, THEREFORE, for mutual consideration, the receipt and adequacy of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

     1. The Basic Lease Information pertaining to Buildings A and B is hereby deleted in its entirety and the Basic Lease Information attached to this amendment as Appendix A is inserted in its place, effective as of September 1, 1997.

     2. By virtue of the changes to the Basic Lease Information, the Term of the Lease has been extended to expire on June 30, 2010. Accordingly, Section 25 of the Lease is deleted, it being the intent of Landlord and Tenant that Tenant shall have no further option to extend the Term.

     3. Notwithstanding the provisions of Article Five of the Lease, for each 12-month period commencing September 1, 1997 through August 31, 2002, Tenant's obligation to pay Operating Expenses shall not exceed $75,000. If for any of said five 12-month periods the share of Operating Expenses allocated to Tenant, based on 49.9% of Operating Expenses, exceeds $75,000, the amount in excess shall accrue and the aggregate excess amounts shall be payable by Tenant to Landlord as Additional Charges in 36 equal monthly payments commencing June 1, 2007.

     4. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

     5. All terms defined in the Lease shall have the same meaning when used in this Amendment, unless otherwise defined in this Amendment.

     6. This Amendment shall be effective as of the date of this Amendment and, except as amended herein, the Lease shall remain in full force and effect.


     IN WITNESS WHEREOF the parties have executed this Amendment as of the day and year first above written.

                                             QUICKRESPONSE SERVICES, INC.,
                                             a California corporation

                                             By: /s/ SHAWN M. O'CONNOR
                                                --------------------------------

                                             Name: SHAWN M. O'CONNOR
                                                  ------------------------------

                                             Its:  VP & CFO
                                                 -------------------------------


                                             MARINA WESTSHORE PARTNERS,
                                             LLC, a California limited liability
                                             Company

                                             By: /s/ Richard R. Poe
                                                --------------------------------
                                                     Richard R. Poe
                                                     Its Manager

                             BASIC LEASE INFORMATION

                            MARINA BAY BUSINESS PARK
                                     PHASE I

                                  OFFICE LEASE

Lease Date:                     April 27, 1990

Landlord:                       MARINA WESTSHORE PARTNERS,
                                a California limited partnership

Address of Landlord:            c/o Pinnacle Maritime Corporation
                                1391 Marina Way South
                                Richmond, CA 94804

            Contact:            Richard R. Poe
          Telephone:            (510) 233-5832

Tenant:                         QUICKRESPONSE SERVICES, INC.
                                a California corporation

Address of Tenant:              1400 Marina Way South
                                Richmond, California 94804

          Contact:              Shawn O'Connor
        Telephone:              (510) 215-3802

Premises:                       All of Building A and B of Marina Bay Business
                                Park, Phase I, Richmond, California, as more fully set forth on Exhibit A herein.

Rentable Area of the Premises:  63,360 square feet as to Building A and B.

Term:                           Twenty (20) years

Commencement Date:              July 1, 1990

Expiration Date:                June 30, 2010

Rent Commencement Date:         June 15, 1991

Security Deposit:               $135,200

Fixed Rent (monthly):

Period of Time                  Amount
-------------                   ------

July 1, 1990-
June 15, 1991                   None

June 16, 1991-
June 30, 1995                   $83,952 per month

July 1, 1995-
August 30, 1997                 $103,752 per month

September 1, 1997-
June 30, 1998                   $88,704 per month

July 1, 1998-
June 30, 2000                   $95,040 per month

July 1, 2000-
June 30, 2010                   $101,376 per month

Broker:                         None

Exhibits:                       Exhibit A Floor Plan
                                Exhibit B Legal Description
                                Exhibit C Rules and Regulations

NOTE: This Basic Lease Information is provided solely as a convenience to summarize certain Lease provisions and is not intended as a complete summary of all material terms and conditions of the Lease. In the event of any inconsistency between any formation shown on this Basic Lease Information and the provisions of the Lease, the provisions of the Lease govern.